U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 11, 2008

AMERICAN SECURITY RESOURCES CORPORATION
(Formerly Kahuna Network Security Inc.)
(Formerly Computer Automation Systems, Inc.)
(Exact Name of Registrant as Specified in Charter)

Nevada	000-27419	75-2749166
(State of organization)	(Commission File Number)	(IRS Employer Identification No.)

9601 Katy Freeway, Suite 220
Houston, Texas, 77024
(Address of principal executive offices including zip code)

713-465-1001
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 11, 2008, a majority of American Security Resources Corp.’s (the “Company”) shareholders entitle to vote approved the amendments to the Articles of Incorporation to (i) increase the number of authorized shares of common stock of the Company from 200,000,000 to 500,000,000 shares and (ii) increase the number of authorized shares of preferred stock of the Company from 1,000,000 to 2,000,000 shares.  In addition, a majority of the Company’s shareholders entitled to vote approved the Amended and Restated Articles of Incorporation of the Company.  The Amended and Restated Articles of Incorporation have been filed with the Secretary of State of the State of Nevada.

Item 8.01    Other Events

On July 11, 2008, we held our annual meeting. The following actions were approved at our annual meeting:

   1.     The following individuals were elected by the stockholders to the Board of Directors by the votes indicated.

Name	Votes For	Votes Against	Abstentions	Broker Non Votes
Frank Neukomm	554,374,071	6,682,956	-0-	-0-
Bob Farr	561,057,027	-0-	-0-	-0-
Averill Merril	561,057,027	-0-	-0-	-0-
Robert Wilson	561,057,027	-0-	-0-	-0-
James Twedt	561,057,027	-0-	-0-	-0-
Brian Klock	530,193,662	-0-	-0-	-0-
Ken Detko	530,193,662	-0-	-0-	-0-

2.           The amendment to the Articles of Incorporation to increase the authorized common stock of the Company from 200,000,000 to 500,000,000 was approved by a vote of 551,399,071 for and 6,682,956 votes against, with no abstentions and no broker non-votes.

3.           The amendment to the Articles of Incorporation to increase the authorized preferred stock of the Company from 1,000,000 to 2,000,000 was approved by a vote of 551,260,071 for and 6,682,956 votes against, with no abstentions and no broker non-votes.

4.           The Amended and Restated Articles of Incorporation was approved by a vote of 557,994,884 for no votes against, with 137,143 abstentions and no broker non-votes.

5.           The issuance of common stock in excess of 200,000,000 shares and any derivative securities that may result in the issuance of common stock in excess of 200,000,000 shares was ratified by a vote of 557,944,884 for and no votes against, with 137,143 abstentions and no broker non-votes.

6.            The 2008 Stock Option Plan was approved by a vote of 544.673,326 for and 6,682,956 votes against, with no abstentions and no broker non-votes.

Item 9.01.     Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired.
Inapplicable.

(b)           Pro Forma Financial Information.
Inapplicable.

(c)           Exhibits

Exhibit Number            Exhibit Description
        3.01        Amended and Restated Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SECURITY RESOURCES CORPORATION
Date: July 16, 2008	By: /s/ Robert Farr
Robert Farr, President